UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 16, 2009

TEXAS INSTRUMENTS INCORPORATED
(Exact name of registrant as specified in charter)

DELAWARE	001-03761	75-0289970
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

12500 TI BOULEVARD
P.O. BOX 660199
DALLAS, TEXAS 75266-0199
(Address of principal executive offices)

Registrant’s telephone number, including area code: (972) 995-3773

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

At the Registrant’s 2009 Annual Meeting of Stockholders on April 16, 2009, the stockholders of the Registrant approved the Texas Instruments 2009 Long-Term Incentive Plan (the “Plan”).  The description of the Plan contained under the caption “Proposal to approve the Texas Instruments 2009 Long-Term Incentive Plan” in the Registrant’s Proxy Statement dated March 5, 2009, is incorporated herein by reference.

ITEM 9.01. Exhibits

Designation of Exhibit in this Report	Description of Exhibit

10	Texas Instruments 2009 Long-Term Incentive Plan
(Incorporated by reference to the Registrant’s Proxy Statement dated March 5, 2009 (See Exhibit A))

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS INSTRUMENTS INCORPORATED

Date: April 17, 2009	By:	/s/ Joseph F. Hubach
Joseph F. Hubach
Senior Vice President, Secretary and
General Counsel